UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2019

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On May 17, 2019, Super Micro Computer, Inc. (the “Company”) issued a press release (the “Press Release”) announcing preliminary financial information for the quarter ended March 31, 2019. A copy of the Press Release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in, and the exhibit furnished pursuant to, Item 2.02 of this report, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 15, 2019, Sara Liu, a Co-Founder of the Company, transitioned from her positions as Chief Administrative Officer and Treasurer to a new position of Senior Vice President. She remains a director of the Company.

Item 7.01	Regulation FD Disclosure

On May 17, 2019, the Company sent a letter to its customers and partners announcing the filing of its Annual Report on Form 10-K for the year ended June 30, 2017 (the “2017 Annual Report”). A copy of the letter is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
None of the information furnished in Item 7.01 or Exhibit 99.2 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 8.01	Other Events

The Press Release also announced that the Company had filed its 2017 Annual Report and amended Quarterly Reports on Form 10-Q/A for the quarters ended September 30, 2016, December 31, 2016 and March 31, 2017, which amend our Quarterly Reports on Form 10-Q originally filed on November 7, 2016, February 7, 2017 and May 10, 2017, respectively. The 2017 Annual Report contains financial data that differ from (i) our unaudited preliminary financial information for the year ended June 30, 2017 previously included as an exhibit to the Company’s Current Report on Form 8-K furnished on August 3, 2017 and (ii) the ranges previously included in the Company’s Current Report on Form 8-K furnished on November 15, 2018.

The information in, and the exhibit furnished pursuant to, Item 8.01 of this report, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, and are not to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 17, 2019
99.2	Customer and Partners Letter, dated May 17, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: May 17, 2019	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)